SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 30, 2003
(Date of earliest event reported)



                        Residential Accredit Loans, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-101791                   51-0368240
         --------                   ----------                   ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 857-7000
                                 --------------






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Item 5. Other Events.
        ------------

        On January 30, 2003, the Registrant issued and sold approximately $475,621,067 initial principal amount of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-QS1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class R-I, Class R-II, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and Deutsche Bank Trust Company Americas, as Trustee.

        In connection with the expected sale of the Series 2003-QS1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class R-I and Class R-II Certificates (other than a de minimis portion of each of the Class R-I Certificates and Class R-II Certificates) (the "Senior Underwritten Certificates") to Salomon Smith Barney Inc. ("Salomon") and the sale of the Series 2003-QS1, Class M-1, Class M-2 and Class M-3 Certificates (the "Subordinate Underwritten Certificates," and together with the Senior Underwritten Certificates, the "Underwritten Certificates") to Banc of America Securities LLC ("Banc of America," and together with Salomon, the "Underwriters"), the Registrant has been advised by Banc of America that Banc of America has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-101791, which Computational Materials are being filed electronically as exhibits to this report.

        The Computational Materials have been provided by Banc of America. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        BANC OF AMERICA HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

        The Computational Materials were prepared by Banc of America at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

                            ITEM 601(A) OF
EXHIBIT NO.                 REGULATION S-K             DESCRIPTION
                            EXHIBIT NO.

            1                          99              Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ACCREDIT LOANS, INC.

                                            By:           /s/ Joseph Orning
                                            Name:         Joseph Orning
                                            Title:        Vice President




Dated: January 31, 2003


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                                 EXHIBIT INDEX


              Item 601 (a) of
Exhibit       Regulation S-K
Number        Exhibit No.            Description         Page
-------       -----------            ------------------  --------

1                99        Computational Materials     Filed Electronically



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                                         EXHIBIT 99.1


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